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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 333-12455 and 333-12419) and in the Registration Statement on Form S-8 (No. 33-97358) of Stillwater Mining Company of our report dated February 28, 1998 appearing on page 30 of this Form 10-K.

PRICE WATERHOUSE LLP

Denver, Colorado
March 27, 1998